FORWARD PURCHASE AGREEMENT	12 Months Ended
Dec. 31, 2023
Disclosure Of Forwared Purchase Agreement [Abstract]
FORWARD PURCHASE AGREEMENT
NOTE 17 - FORWARD PURCHASE AGREEMENT:

The company entered into the Forward Purchase Transaction with the Seller. Pursuant to the Forward Purchase Agreement, the Seller thereunder purchased, through a broker in the open market shares and will sell the shares under certain conditions. Vellar will pay directly, out of the funds held in Endurance’s trust account, approximately $86.5 million. Accordingly, there was no net increase in cash as a result of the Forward Purchase Agreement at the time of the Closing of the Business Combination occurred on October 27, 2023. Upon the effective date of the applicable registration statement January 23, 2023, the Seller paid to SatixFy approximately $10.0 million (including $8.4 million with respect to the Subject Shares purchased by the Seller prior to the closing of the Business Combination and $1.6 million with respect to the Additional Shares issued to Vellar following the Closing of the Business Combination).

The difference between the fair value of the shares deemed to be issued to the SPAC holders, including the Seller's and the net financial instruments held by the SPAC (including the fair value of the FPA) are recognized as listing expenses. The financial instrument was measured at fair value initially and subsequently, with changes in fair value recognized in profit or loss.

For the purpose of measuring the price of FPA assets a Monte Carlo simulation model was used. The inputs used in determining the fair value are: risk-free rate of 4.30%, volatility of 50% and contractual time of 3 years. The FPA liability value for October 27, 2022 is based on public share price of $8.29.

On October 31, 2023, the Company entered into a termination agreement with the Seller, dated October 31, 2023. Pursuant to the termination agreements, the parties agreed (i) terminating Forward Purchase Agreement, (ii) that Vellar and ACM relinquish their rights to an aggregate of 3,599,444 ordinary shares (which includes all remaining Subject Shares held by ACM and Vellar), which are to be transferred to FP in connection with their consent to the transactions contemplated by the MDA Agreement (See also Note 12(d). Further, the Company agreed to pay Vellar and ACM an aggregate amount of approximately $6.5 million in installments until May 31, 2024, in the case of Vellar, and March 31, 2024, in the case of ACM. The Termination Agreements further provide that if the Company fails to make the required payments to ACM on time (subject to certain conditions as described therein), the total amount payable by us to ACM will increase by $3.7 million (which amount will be payable on the final installment date).

At January 1, 2022	-
FPA (SPAC transactions)- Assets	42,502
FPA (SPAC transactions)- Liability	(13,306)
FPA (SPAC transactions) net	29,196
Revaluation as of 21.11.2022	(36,692)
Issuance of shares in 21.11.2022	49,998
Revaluation as of 31.12.2022	(1,650)
As of December 31, 2022	40,852
Cash received	(10,026)
Revaluation as of October 2023	(37,408)
Termination	(6,582)
As of December 31, 2023	-